Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Longs Drug Stores Corporation (the “Company”) hereby certify, to such officers’ knowledge, that:

(i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended October 25, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 29, 2007	/s/ WARREN F. BRYANT
Warren F. Bryant
Chairman, President and Chief Executive Officer (Principal Executive Officer)

Date: November 29, 2007	/s/ STEVEN F. MCCANN
Steven F. McCann
Executive Vice President, Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Longs Drug Stores Corporation and will be retained by Longs Drug Stores Corporation and furnished to the Securities and Exchange Commission or its staff upon request.